EXHIBIT 10.3


                          REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 13, 2004, by and among FastFunds Financial Corporation, a Nevada corporation, with its principal office located at 11100 Wayzata Blvd., Suite 111, Minnetonka, MN 55305 (the "Target Company"), and Seaside Investments Plc., a company incorporated in England and Wales, with its principal place of business at 30 Farringdon Street, London EC4A 4HJ ("Seaside").

         Simultaneously with the execution and delivery of this Agreement, Seaside and the Target Company have entered into a Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which Purchase Agreement is incorporated herein by reference, and pursuant to which the Purchaser has agreed to purchase the Target Company's common stock, par value $___ (the "Common Stock"; and such shares of Common Stock purchased, the "Consideration Stock"), all as more particularly provided therein.


NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Target Company and Seaside hereby agree as follows:

         1.       DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

         (a) "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

         (b) "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange SEC (the "SEC").

         (c) "Registrable Securities" means the shares of Consideration Stock.

         (d) "Registration Statement" means a registration statement under the 1933 Act which covers the Registrable Securities.

         2. REGISTRATION.

         (a) Subject to the terms and conditions of this Agreement, the Target Company shall prepare and file, no later than eight (8) months from the date hereof, with the SEC a registration statement on Form S-1 or SB-2

         (or, if the Target Company is then eligible, on Form S-3) under the 1933 Act (the "Initial Registration Statement") for the registration for the resale by Seaside, who purchased shares of Common Stock pursuant to the Purchase Agreement the shares of Consideration Stock. The Target Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Registration Statement with the SEC, the Target Company shall furnish a copy of the Initial Registration Statement to Seaside and Gottbetter & Partners LLP for their review and comment.
         Seaside and Gottbetter & Partners LLP shall furnish comments on the Initial Registration Statement to the Target Company within three (3) Business Days of the receipt thereof from the Target Company.

         (b) Effectiveness of the Initial Registration Statement. The Target Company shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than one year anniversary from date hereof (the "Scheduled Effective Deadline") and
         (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until the earlier of (A) all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement or (B) in the written opinion of counsel for the Target Company all of the Registrable Securities are eligible for sale without an effective Registration Statement under the 1933 Act.

         (c) Failure to Obtain Effectiveness of the Registration Statement. In the event the Registration Statement is not declared effective by the SEC on or before the Scheduled Effective Deadline, sales cannot be made pursuant to the Registration Statement for more than 30 consecutive days, whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Target Company will pay as liquidated damages (the "Liquidated Damages") to Seaside, at Seaside's option, either a cash amount or shares of the Target Company's Common Stock within three (3) business days, after demand therefore, equal to three percent (3%) of the Per Share Market Value of the Common Stock outstanding as Liquidated Damages.

         (d) Liquidated Damages. The Target Company and Seaside hereto acknowledge and agree that the sums payable under subsections 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of Seaside, including the right to call a default. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Target Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Target Company and Seaside reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Target Company and Seaside are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

         3.  RELATED OBLIGATIONS.

         (a) The Target Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which Seaside shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         (b) The Target Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the
         Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all
         Registrable   Securities  of  the  Target   Company   covered  by  such
         Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Target Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Target Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Target Company to amend or supplement the Registration Statement.

         (c) The Target Company shall furnish to Seaside, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as Seaside may reasonably request) and (iii) such other documents as Seaside may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by Seaside.

         (d) The Target Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Seaside reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Target Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Target Company shall promptly notify Seaside of the receipt by the Target Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

         (e) As promptly as practicable after becoming aware of such event or development, the Target Company shall notify Seaside in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Seaside. The Target Company shall also promptly notify Seaside in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Seaside by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Target Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

         (f) The Target Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Seaside of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

         (g) At the reasonable request of Seaside, the Target Company shall furnish to Seaside, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as Seaside may reasonably request (i) a letter, dated such date, from the Target Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and
         (ii) an opinion, dated as of such date, of counsel representing the Target Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to Seaside.

         (h) The Target Company shall make available for inspection by (i) Seaside and (ii) one (1) firm of accountants or other agents retained by Seaside (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Target Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Target Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and Seaside hereby agrees, to hold in strict confidence and shall not make any disclosure (except to Seaside) or use any Record or other information which the Target Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and Seaside has knowledge. Seaside agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Target Company and allow the Target Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

         (h) The Target Company shall hold in confidence and not make any disclosure of information concerning Seaside provided to the Target Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Target Company agrees that it shall, upon learning that disclosure of such information concerning Seaside is sought in or by a court or governmental body of competent jurisdiction  or through  other means,  give prompt  written  notice to
         Seaside and allow Seaside, at Seaside's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         (i) The Target Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Target Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Target Company shall pay all fees and expenses in connection with satisfying its obligation under this
         Section 3(i).

         (j) The Target Company shall cooperate with Seaside and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as Seaside may reasonably request and registered in such names as Seaside may request.

         (k) The Target Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities in the United States.

          (l) The Target Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve (12) month period beginning not later than the first day of the Target Company's fiscal quarter next following the effective date of the Registration Statement.

         (m) The Target Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

         (n) Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Target Company shall deliver, and shall cause legal counsel for the Target Company to deliver, to the transfer agent for such Registrable Securities (with copies to Seaside whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

         (o)  The  Target  Company  shall  take  all  other  reasonable  actions
         necessary  to  expedite  and  facilitate   disposition  by  Seaside  of
         Registrable Securities pursuant to a Registration Statement.

         4. OBLIGATIONS OF SEASIDE.


         Seaside agrees that, upon receipt of any notice from the Target Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), Seaside will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until Seaside's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Target Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of Seaside in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which Seaside has entered into a contract for sale prior to Seaside's receipt of a notice from the Target Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which Seaside has not yet settled. Seaside shall furnish the Target Company with such information as the Target Company reasonably requests for disclosure in the Registration Statement as required by the rules and regulations of the SEC.

         5.  EXPENSES OF REGISTRATION.

         All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Target Company, except that Seaside shall pay all discounts and commission relating to the sale of Registrable Securities and the fees of any attorneys or advisors retained by Seaside.

         6.  INDEMNIFICATION.


         With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

         (a) To the fullest extent permitted by law, the Target Company will, and hereby does, indemnify, hold harmless and defend Seaside, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls Seaside within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Target Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Target Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Target Company shall reimburse Seaside and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):
         (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Target Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of Seaside to deliver or to cause to be delivered the prospectus made available by the Target Company, if such prospectus was timely made available by the Target Company pursuant to
         Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Target Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by Seaside pursuant to Section 9 hereof.

         (b) In connection with a Registration Statement, Seaside agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Target Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Target Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Target Company by Seaside expressly for use in connection with such Registration Statement; and, subject to Section 6(d), Seaside will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Seaside, which consent shall not be unreasonably withheld; provided, further, however, that Seaside shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to Seaside as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by Seaside pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to Seaside prior to Seaside's use of the prospectus to which the Claim relates.

         (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

         (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

         (e) The indemnity  agreements  contained herein shall be in addition to
         (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7. CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.  REPORTS UNDER THE 1934 ACT.

         With a view to making available to Seaside the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit Seaside to sell securities of the Target Company to the public without registration ("Rule 144") the Target Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Target Company under the 1933 Act and the 1934 Act so long as the Target Company remains subject to such requirements (it being understood that nothing herein shall limit the Target Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

         (c) furnish to Seaside so long as Seaside owns Registrable Securities, promptly upon request, (i) a written statement by the Target Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Target Company and such other reports and documents so filed by the Target Company, and (iii) such other information as may be reasonably requested to permit Seaside to sell such securities pursuant to Rule 144 without registration.

         9.  AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Target Company and Seaside. Any amendment or waiver effected in accordance with this
Section 9 shall be binding upon Seaside and the Target Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         10.  MISCELLANEOUS.

         (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Target Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Target Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile
         (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or
         (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Target Company, to:        FastFunds Financial Corporation
                                     11100 Wayzata Blvd., Suite 111
                                     Minnetonka, MN 55305
                                     Attention:  Ijaz Anwar, President
                                     Telephone:  (952) 541-0455
                                     Facsimile:


If to Seaside:                       Seaside Investments PLC
                                     30 Farringdon Street
                                     London EC4A 4HJ
                                     Attention:  Harry Pearl
                                     Telephone:  44.207.569.0044
                                     Facsimile:  44.207.724.0090

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii) above, respectively.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) The laws of the State of Nevada shall govern all issues concerning the relative rights of the Target Company and Seaside as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Courts of the State of New York, sitting in New York County and federal courts for the District of New York sitting New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (e) This Agreement and the Purchase Agreement and related documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement and related documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  (f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  (j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                              TARGET COMPANY:
                                              FASTFUNDS FINANCIAL CORPORATION

                                              By: /s/ Ijaz Anwar
                                                  ---------------------------
                                              Name:  Ijaz Anwar
                                              Title: President

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


Attention:

         Re:    FASTFUNDS FINANCIAL CORPORATION


Ladies and Gentlemen:

         We are counsel to FastFunds Financial Corporation, a Nevada corporation (the "Target Company"), and have represented the Target Company in connection with that certain Purchase Agreement (the "Purchase Agreement") entered into by and among the Target Company and Seaside Investments PLC ("Seaside") pursuant to which the Target Company agreed to register, among other things, Seaside's Common Stock of the Target Company, par value US$.001 per share (the "Common Stock"). Pursuant to the Purchase Agreement, the Target Company also has entered into a Registration Rights Agreement with Seaside (the "Registration Rights Agreement") pursuant to which the Target Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Target Company's obligations under the Registration Rights Agreement, on ____________ ____, the Target Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange SEC (the "SEC") relating to the Registrable Securities which names Seaside as a selling stockholder there under.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                               Very truly yours,



                                               By:
                                                   ---------------------------